EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022
Supplement Dated December 22, 2016
To Prospectus Dated May 1, 2016
Important Information about
Adaptive Allocation Portfolio
Effective December 7, 2016, the Adaptive Allocation Portfolio Subaccount will no longer accept new investments or additional investments from existing Contract Owners.

Please Retain This Supplement For Future Reference